Filed Pursuant to Rule 497(a) File No. 333-202581 Rule 482 Ad

FOR IMMEDIATE RELEASE
THURSDAY, APRIL 9, 2015

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. ANNOUNCES TERMS OF RIGHTS OFFERING

NEW YORK, NY—April 9, 2015—Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) (NYSE: INF) today announced that its Board of Directors approved the terms of a transferable rights offering which would allow the Fund’s record date common shareholders to purchase additional shares of common stock.

The Board of Directors, based on the recommendations and presentations of Brookfield Investment Management Inc., the Fund’s investment adviser (the “Adviser”), has determined that it is in the best interest of the Fund and its shareholders to increase the assets of the Fund available for investment and thereby to conduct the rights offering. The Adviser believes that now may be an opportune time to seek to take advantage of attractive investment opportunities and to further diversify the Fund’s portfolio in global infrastructure securities, which may enable the Fund to potentially enhance yield and capture net asset value (“NAV”) appreciation potential. Additionally, the rights offering seeks to provide existing shareholders the opportunity to acquire additional shares at a discount to the Fund’s market price.

The record date of the rights offering is April 21, 2015. The rights offering is expected to expire on May 22, 2015, unless otherwise extended by the Fund (the “expiration date”). The rights will trade on the New York Stock Exchange (“NYSE”) under the symbol “INF RT” until May 21, 2015, one business day prior to the expiration date.

Subject to the registration statement for the offer becoming effective under the Securities Act of 1933, the Fund will distribute to common shareholders of record one right for each common share held on the record date. This will allow common shareholders to purchase one new common share for every three rights held (1-for-3). Rights may be exercised only in multiples of three, except that record date common shareholders who are issued fewer than three rights will be entitled to subscribe for one common share of the Fund. Fractional common shares will not be issued. Common shares obtained through the exercise of rights by common shareholders will not be eligible to receive the Fund’s monthly dividends to be paid in April and May 2015.

The subscription price per common share will be determined on the expiration date. The subscription price will be determined based on a formula equal to 90% of the average of the last reported sales price of a common share of the Fund on the NYSE on the expiration date and each of the four preceding trading days (the “formula price”). If, however, the formula price is less than 78% of the Fund’s NAV per common share at the close of trading on the NYSE on the expiration date, the subscription price will be 78% of the Fund’s NAV per common share at the close of trading on the NYSE on that day. The estimated subscription price has not yet been determined by the Fund.

Record date common shareholders who fully exercise all of their primary subscription rights will be eligible for an over-subscription privilege entitling those common shareholders to subscribe, subject to certain limitations and subject to allotment, for additional common shares covered by any unexercised rights.

The Fund expects to send each shareholder a prospectus for the offer and subscription certificates evidencing the rights offering to record date common shareholders within the United States following the record date. Common shareholders who hold their common shares through a broker, bank or trust company should contact their representative with instructions to either exercise or sell their rights. Common shareholders who hold common shares directly and wish to exercise or sell their rights should complete the subscription certificate they will receive in the mail and send it to the subscription agent for the offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus.

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as a corporation under the laws of the State of Maryland on June 8, 2011. The Fund’s investment objective is to provide a high level of total return, with an emphasis on income.

Brookfield Investment Management Inc. is a registered investment advisor that invests in global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, the Adviser and its affiliates also maintain offices and investment teams in Chicago, Boston and Toronto and had approximately $18 billion of assets under management as of December 31, 2014.The Adviser has experience in the management of institutional portfolios, retail mutual funds and various commingled vehicles. Brookfield Investment Management was established in 1989 and conducts the public market activities of Brookfield Asset Management Inc.

Brookfield Asset Management Inc. is a global alternative asset manager with over $200 billion in assets under management as of December 31, 2014. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. Brookfield Global Listed Infrastructure Income Fund Inc. is managed by Brookfield Investment Management Inc.

The Fund uses its web site as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfieldim.com.

COMPANY CONTACT

Brookfield Global Listed Infrastructure Income Fund Inc.

Brookfield Place

250 Vesey Street

New York, NY 10281-1023

(855) 777-8001

funds@brookfield.com

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. For further information regarding the Fund’s rights offering, or to obtain a prospectus, when available, please contact the Fund’s Information Agent:

AST Fund Solutions, LLC

55 Challenger Road, Suite 201

Ridgefield Park, NJ 07660

Banks and Brokers Call: 1-212-400-2605

Toll-Free: 1-866-297-6479

The information in this communication is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.